Exhibit 8.1

Entity	Jurisdiction	Ownership
WiMi Hologram Cloud Inc.	Cayman Islands	-

WiMi Hologram Cloud Limited	Hong Kong	100%

Beijing Hologram WiMi Cloud Network Technology Co., Ltd. (“WFOE”)	People’s Republic of China	100%

Lixin Technology Co., Ltd.	People’s Republic of China	100%

Hainan Lixin Technology Co., Ltd	People’s Republic of China	100% owned by Lixin Technology Co., Ltd.

Tianjin Zhongzhengdaohe Investment Co., Ltd.	People’s Republic of China	100%

Shenzhen Hedaozhongshu Technology Co., Ltd	People’s Republic of China	100% owned by Tianjin Zhongzhengdaohe Investment Co., Ltd.

Kashi Daohezhongzheng Internet Technology Co. Ltd	People’s Republic of China	100% owned by Shenzhen Hedaozhongshu Technology Co., Ltd

VIYI Technology Inc.	Cayman Islands	73%

Viru Technology Limited	Hong Kong	55% owned by WiMi Hologram Cloud Limited

VIDA Semicon Co., Limited	Hong Kong	53% owned by WiMi Hologram Cloud Limited

Beijing WiMi Cloud Software Co., Ltd. (Beijing WiMi)	People’s Republic of China	Variable Interest Entity

Micro Beauty Lightspeed Investment Management HK Limited(“Micro Beauty”)	Hong Kong	100% owned by Beijing WiMi

Shenzhen Yidian Network Technology Co., Ltd. (“Shenzhen Yidian”)	People’s Republic of China	100% owned by Beijing WiMi

Shenzhen Kuxuanyou Technology Co., Ltd. (“Shenzhen Kuxuanyou”)	People’s Republic of China	100% owned by Beijing WiMi

Skystar Development Co., Ltd.	Republic of Seychelles	100% owned by Micro Beauty

Shenzhen Yiruan Tianxia Technology Co., Ltd.	People’s Republic of China	100% owned by Shenzhen Kuxuanyou

Shenzhen Yiyun Technology Co., Ltd.	People’s Republic of China	100% owned by Shenzhen Kuxuanyou

Shenzhen Duodian Cloud Technology Co., Ltd. (“Shenzhen Duodian”)	People’s Republic of China	100% owned by Shenzhen Yidian

Korgas Duodian Network Technology Co., Ltd.	People’s Republic of China	100% owned by Shenzhen Yidian

Kashi Duodian Network Technology Co., Ltd.	People’s Republic of China	100% owned by Shenzhen Yidian

Shenzhen Zhiyun Image Technology Co., Ltd.	People’s Republic of China	100% owned by Shenzhen Yidian

Shenzhen Yunzhan Image Technology Co., Ltd.	People’s Republic of China	100% owned by Shenzhen Yidian

Shenzhen Shiyunyanxi Technology Co. Ltd.	People’s Republic of China	100% owned by Shenzhen Yidian

Dongguan Xinhongsheng Technology Co., Ltd.,	People’s Republic of China	100% owned by Shenzhen Duodian

FE-DA Electronics Company Private Limited (“FE-DA Electronics”)	Singapore	100% owned by VIYI Technology Inc.

Excel Crest Limited	Hong Kong	100% owned by FE-DA Electronics

Wisdom Lab Inc.	Cayman Islands	100% owned by FE-DA Electronics

VIYI Technology Limited	Hong Kong	100% owned by VIYI Technology Inc.

Shenzhen Weiyixin Technology Co., Ltd. (“Shenzhen Weiyixin”)	People’s Republic of China	100% owned by VIYI Technology Limited.

Shenzhen Yitian Internet Technology Co., Ltd. (“Shenzhen Yitian”)	People’s Republic of China	Variable Interest Entity of Shenzhen Weiyixin

Shenzhen Qianhai Wangxin Technology Co., Ltd.	People’s Republic of China	100% owned by Shenzhen Yitian

Weidong Technology Co., Ltd. (“Weidong Technology”)	People’s Republic of China	100% owned by Shenzhen Weiyixin

Shanghai Weimu Technology Co., Ltd.	People’s Republic of China	58% owned by Shenzhen Weiyixin

Shanghai Guoyu Information Technology Co., Ltd. (“Shanghai Guoyu”)	People’s Republic of China	99% owned by Weidong Technology and 1% owned by Shenzhen Yiyou Online Technology Co., Ltd.

Shenzhen Yiyou Online Technology Co., Ltd.	People’s Republic of China	100% owned by Weidong Technology

Tianjin Weidong Technology Co., Ltd	People’s Republic of China	60% owned by Weidong Technologyfdfdg

Korgas 233 Technology Co., Ltd.	People’s Republic of China	100% owned by Shanghai Guoyu

Korgas Weidong Technology Co., Ltd	People’s Republic of China	100% owned by Shanghai Guoyu

Kashi Guoyu Information Technology Co., Ltd.	People’s Republic of China	100% owned by Shanghai Guoyu

Wuhan 233 Interactive Entertainment Technology Co., Ltd	People’s Republic of China	100% owned by Shenzhen Yiyou Online Technology Co., Ltd.

Viwo Technology Limited	Hong Kong	55% owned by VIYI Technology Limited

Shenzhen Viwotong Technology Co., Ltd.	People’s Republic of China	100% owned by Viwo Technology Limited

Guangzhou Tapuyu Internet Technology Co., Ltd.	People’s Republic of China	100% owned by Shenzhen Viwotong Technology Co., Ltd.

Pengcheng Keyi (Xi'an) Intelligence Technology Co., Ltd.	People’s Republic of China	100% owned by Shenzhen Viwotong Technology Co., Ltd.